LOAN SALES AND SERVICING	12 Months Ended
Dec. 31, 2011
Loan Sales And Servicing
LOAN SALES AND SERVICING

NOTE 5 – LOAN SALES AND SERVICING

The Company sells mortgage loans with servicing retained to the Federal Home Loan Mortgage Corporation (FHLMC).  The Company realized gross proceeds from the sales of mortgage loans totaling $18,226,000 and $28,638,000 in 2011 and 2010, respectively.  Mortgage loans serviced for others are not included in the accompanying consolidated balance sheets.  The unpaid principal balances of these loans are summarized as follows:

	2011	2010

Total loans serviced	$50,886	$42,065

Following is an analysis of the changes in originated mortgage servicing rights:

	2011	2010

Balances, January 1	$383	$286
Servicing rights capitalized	86	288
Amortization of servicing rights	(92)	(191)
Balances, December 31	$377	$383